EXHIBIT 10.6(b)


             TRANSPORTATION STORAGE SERVICE AGREEMENT
                     UNDER RATE SCHEDULE TSS


    THIS AGREEMENT is made and entered into this 1st day of October, 1993 by and between WILLIAMS NATURAL GAS COMPANY, a Delaware corporation, having its principal office in Tulsa, Oklahoma, hereinafter referred to as "WNG," and GREELEY GAS COMPANY, a Delaware corporation, having its principal office in Denver, Colorado, hereinafter referred to as "Shipper."

    IN CONSIDERATION of the premises and of the mutual covenants and agreements herein contained, WNG and Shipper agree as follows:


                            ARTICLE I
                             QUANTITY

    1.1 Subject to the provisions of this Agreement and of WNG's Rate Schedule TSS, WNG agrees to receive such quantities of natural gas as Shipper may cause to be tendered to WNG at the Primary Receipt Point(s) designated on Exhibit A which are selected from WNG's Master Receipt Point List, as revised from time to time, for transportation and storage on a firm basis; provided, however, that in no event shall WNG be obligated to receive on any day in excess of the Maximum Daily Quantity (MDQ) for each Primary Receipt Point or of the Maximum Daily Transportation Quantity (MDTQ) for all Primary Receipt Points within any area, all as set forth on Exhibit A.

    1.2 WNG agrees to deliver and Shipper agrees to accept (or cause to be accepted) at the Primary Delivery Point(s) taken from the Master Delivery Point List and designated on Exhibit B a quantity of natural gas thermally equivalent to the quantity received by WNG for transportation and withdrawn from storage as provided in Article 1.3 hereunder less appropriate reductions for fuel and loss as provided in WNG's Rate Schedule TSS; provided, however, that WNG shall not be obligated to deliver on any day quantities in excess of the MDQ for each Primary Delivery Point or in excess of the MDTQ within any area for all Primary Delivery Points, all as set forth on Exhibit B.

    1.3 Subject to the provisions of this Agreement and of WNG's Rate Schedule TSS, WNG agrees to (a) inject and store such quantities of natural gas up to the Maximum Storage Quantity
(MSQ) and the Maximum Daily Injection Quantity (MDIQ) as Shipper may cause to be tendered to WNG for injection into storage, less appropriate reductions for fuel and loss, and (b) withdraw such quantities of natural gas up to Shipper's gas in storage and the Maximum Daily Withdrawal Quantity (MDWQ) reflected on Exhibit C, all on a firm basis.





                            ARTICLE II
             DELIVERY POINT(S) AND DELIVERY PRESSURE

    2.1 Natural gas to be delivered hereunder by WNG to or on behalf of Shipper shall be delivered at the outlet side of the measuring station(s) at or near the Delivery Point(s) designated on Exhibit B at WNG's line pressure existing at such Delivery Point(s).


                           ARTICLE III
       RATE, RATE SCHEDULE AND GENERAL TERMS AND CONDITIONS

    3.1 Shipper shall pay WNG each month for all service rendered hereunder the then-effective, applicable rates and charges under WNG's Rate Schedule TSS, as such rates and charges and Rate Schedule TSS may hereafter be modified, supplemented, superseded or replaced generally or as to the service hereunder. Shipper agrees that WNG shall have the unilateral right from time to time to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service hereunder, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions incorporated by reference in such rate schedule(s); provided, however, Shipper shall have the right to protest any such changes.

    3.2 This Agreement in all respects is subject to the provisions of Rate Schedule TSS, or superseding rate schedule(s), and applicable provisions of the General Terms and Conditions included by reference in said Rate Schedule TSS, all of which are by reference made a part hereof.


                            ARTICLE IV
                               TERM

    4.1 This Agreement shall become effective on the date of execution and shall continue in full force and effect for an original term until 7:00 a.m., local time on October 1, 2013; provided, however, this Agreement shall be considered as renewed and extended beyond such original term for successive five (5) year terms thereafter, unless canceled, effective at the end of the primary term or at the end of any subsequent five (5) year term, by six (6) months advance written notice by either party.

    4.2 This Agreement may be suspended or terminated by WNG in the event Shipper fails to pay all of the amount of any bill rendered by WNG hereunder when that amount is due; provided, however, WNG shall give Shipper and the FERC thirty (30) days notice prior to any suspension or termination of service. Service may continue hereunder if within the thirty-day notice period satisfactory assurance of payment is made by Shipper in accord with Article 18 of the General Terms and Conditions. Suspension or termination of this Agreement shall not excuse






Shipper's obligation to pay all demand and other charges for the original term of the Agreement.


                            ARTICLE V
                             NOTICES

    5.1 Unless otherwise agreed to in writing by the parties, any notice, request, demand, statement or bill respecting this Agreement shall be in writing and shall be deemed given when placed in the regular mail or certified mail, postage prepaid and addressed to the other party, or sent by overnight delivery service, or by facsimile, at the following addresses or facsimile numbers, respectively:

    To Shipper:

    Billing:

    GREELEY GAS COMPANY
    1301 Pennsylvania St., #800
    Denver, CO 80203
    Attn:  Director, Gas Supply
    Phone: 303/861-8080
    Fax: 303/837-9549

    Notices:

    GREELEY GAS COMPANY
    1301 Pennsylvania St., #800
    Denver, CO 80203
    Attn:  Director, Gas Supply
    Phone: 303/861-8080
    Fax: 303/837-9549

    To WNG:

    Payments:

    Williams Natural Gas Company
    P.O. Box 3288
    Tulsa, OK 74101
    Attention: Revenue Accounting

    All Notices:

    Williams Natural Gas Company
    P.O. Box 3288
    Tulsa, OK 74101
    Attention: Manager - Transportation Services
    Fax: 918/588-3108



                            ARTICLE VI






                          MISCELLANEOUS

    6.1 The interpretation, performance and enforcement of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

    6.2 As of the date of execution of Exhibits A, B, and C attached to this Agreement, such executed exhibits shall be incorporated by reference as part of this Agreement. The parties may amend Exhibits A, B, and C by mutual agreement, which amendment shall be reflected in a revised Exhibit A, B, and C and shall be incorporated by reference as part of this Agreement.

    6.3 Any Service Agreements under Rate Schedule TSS shall not cover service under both TSS-P and TSS-M.

    6.4 OTHER THAN AS MAY BE SET FORTH HEREIN, WNG MAKES NO OTHER
WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION
WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR
MERCHANTABILITY.

    6.5  Other Miscellaneous

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:                            WILLIAMS NATURAL GAS COMPANY



By:                                By: /s/ James O. Henderson
    -------------------------          --------------------------
   Assistant Secretary

                         Title: Director, Transportation Services
                                ---------------------------------



ATTEST/WITNESS:                    GREELEY GAS COMPANY



By: /s/ Richard W. Remley          By: /s/ Gary L. Schlessman
    ----------------------------       --------------------------

Title: Assistant Secretary         Title: President
       -------------------------          -----------------------
                                   As Shipper












                                              EXHIBIT A - MARKET
                                                      TO
                                         TRANS-STORAGE REQUEST TR-0005
                                             DATED OCTOBER 1, 1993
                                     BETWEEN WILLIAMS NATURAL GAS COMPANY
                                            AND GREELEY GAS COMPANY
______________________________________________________________________________
                                                                          MAX
RECEIPT LOCATION(S)        POINT   DPY  RATE  TYP  SEC-TWN-  COUNTY  ST  DAILY
                           NUMBER       AREA       RNG                    QTY
______________________________________________________________________________


1 WNG-PRD/MKT POOL         999000  909    M    MPT                       5,619
2 WNG-MKT STORAGE          999021  909    M    STW                       8,254
      POOL WITHDRAWAL
3 WNG-MASTER RECEIPT POINT
      LIST IN EFFECT

______________________________________________________________________________


TOTAL MAXIMUM DAILY QUANTITY:                                           13,873
                                                                          DTH



























EFFECTIVE DATE OF THIS EXHIBIT A: October 1, 1993


GREELEY GAS COMPANY                               WILLIAMS NATURAL GAS COMPANY



BY: /s/ W. H. Warburton                           BY: /s/ James O. Henderson
    ------------------------                          ------------------------







                                            EXHIBIT A - PRODUCTION
                                                      TO
                                         TRANS-STORAGE REQUEST TR-0005
                                               SERVICE AGREEMENT
                                             DATED OCTOBER 1, 1993
                                     BETWEEN WILLIAMS NATURAL GAS COMPANY
                                            AND GREELEY GAS COMPANY
_______________________________________________________________________________

                                                                          MAX
RECEIPT LOCATION(S)     POINT   DPY  RATE TYP SEC-TWN-RNG   COUNTY    ST DAILY
                       NUMBER        AREA                                 QTY
_______________________________________________________________________________


1 CIG-CIG-RINER         13031   492  P   TER  34-21N-090W  SWEETWATER WY  1,496
2 WNG-G/T OK           999400   377  P   INT                              4,279
  HUGOTON INTERFACE
3 WNG-MASTER RECEIPT
  POINT LIST IN EFFECT

_______________________________________________________________________________


TOTAL MAXIMUM DAILY QUANTITY:                                             5,775
                                                                           DTH





EFFECTIVE DATE OF THIS EXHIBIT A: October 1, 1993


GREELEY GAS COMPANY                               WILLIAMS NATURAL GAS COMPANY






BY: /s/ W. H. Warburton                           BY: /s/ James O. Henderson
    ------------------------                          ----------------------




                                              EXHIBIT B - MARKET
                                                      TO
                                         TRANS-STORAGE REQUEST TR-0005
                                               SERVICE AGREEMENT
                                             DATED OCTOBER 1, 1993
                                BETWEEN WILLIAMS NATURAL GAS COMPANY
                                       AND GREELEY GAS COMPANY
________________________________________________________________________________

                                                                       MAXIMUM
DELIVERY LOCATION(S)                       POINT  DPY RATE  TYP  ST     DAILY
                                           NUMBER      AREA              QTY
________________________________________________________________________________

1 GREELEY - JOHNSON CO.                       104  190  M   DCL  KS       500
2 GREELEY - BOURBON COUNTY                  48015  095  M   DCL  KS     2,743
3 GREELEY - BONNER SPRGS ETC                77308  113  M   DCL  KS     8,070
4 GREELEY - EUREKA, TORONTO AND NEAL        77512  300  M   DCL  KS     2,560
5 WNG-MASTER DELIVERY POINT LIST IN EFFECT
________________________________________________________________________________


TOTAL MAXIMUM DAILY QUANTITY:                                       13,873 DTH







EFFECTIVE DATE OF THIS EXHIBIT B: October 1, 1993


GREELEY GAS COMPANY                             WILLIAMS NATURAL GAS COMPANY





BY: /s/ W. H. Warburton                        BY: /s/ James O. Henderson
    -------------------------                      --------------------------





                                            EXHIBIT B - PRODUCTION
                                                      TO
                                         TRANS-STORAGE REQUEST TR-0005
                                               SERVICE AGREEMENT
                                             DATED OCTOBER 1, 1993
                                     BETWEEN WILLIAMS NATURAL GAS COMPANY
                                            AND GREELEY GAS COMPANY
_____________________________________________________________________________
                                                                       MAXIMUM
DELIVERY LOCATION(S)                          POINT  DPY RATE  TYP  ST  DAILY
                                              NUMBER     AREA            QTY
_____________________________________________________________________________

1 PRD/MKT POOL DELIVERY                       999000  909  P   PPT  KS  5,775
2 WKG- MASTER DELIVERY POINT LIST IN EFFECT

______________________________________________________________________________


TOTAL MAXIMUM DAILY QUANTITY:                                        5,775 DTH




EFFECTIVE DATE OF THIS EXHIBIT B: October 1, 1993


GREELEY GAS COMPANY                              WILLIAMS NATURAL GAS COMPANY





BY: /s/ W. H. Warburton                         BY: /s/ James O. Henderson
    ---------------------------                     -------------------------














                             EXHIBIT C - STORAGE
                                       TO
                          TRANS-STORAGE REQUEST TR-0005
                                SERVICE AGREEMENT
                              DATED OCTOBER 1, 1993
                      BETWEEN WILLIAMS NATURAL GAS COMPANY
                             AND GREELEY GAS COMPANY
________________________________________________________________________

MAXIMUM DAILY WITHDRAWAL QUANTITY:                            8,254 DTH
MAXIMUM STORAGE QUANTITY:**                                 272,382 DTH



**MAXIMUM DAILY WITHDRAWAL QUANTITY TIMES 33














EFFECTIVE DATE OF THIS EXHIBIT C: October 1, 1993


GREELEY GAS COMPANY                           WILLIAMS NATURAL GAS COMPANY





BY: /s/ W. H. Warburton                      BY: /s/ James O. Henderson
    --------------------------                   --------------------------




























